Exhibit 10.12

GUARANTY

$4,450,000	June 26, 2007
WHEREAS, COSTA BLANCA I REAL ESTATE, LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, (the “Borrower”), has requested from KENNEDY FUNDING, INC., a New Jersey corporation, having its principal place of business at Two University Plaza, Suite 402, Hackensack, New Jersey 07601 (“Agent”), as agent for lenders identified in Schedule A annexed to the Note (as hereinafter defined) (Agent and Lenders identified in Schedule A are hereinafter collectively referred to as “Lender”), a loan in the principal sum of FOUR MILLION FOUR HUNDRED FIFTY THOUSAND ($4,450,000) DOLLARS (the “Loan”), which Loan will be evidenced by a promissory note (the “Note”) from Borrower to Lender, and secured by, among other things, that certain Loan and Security Agreement (the “Loan Agreement”) and that certain Mortgage and Security Agreement (the “Mortgage”) from Borrower to Lender, all of the foregoing being of even date herewith. All capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Loan Agreement;

WHEREAS, Lender is willing to make the Loan to Borrower only if, among other things, the undersigned (sometimes referred to herein, individually and collectively, as the “Guarantor”) executes and delivers this Guaranty of Payment (“Guaranty”) and guarantees payment to Lender of the Debt (as hereinafter defined) in the manner provided herein; and

WHEREAS, the undersigned expects to derive benefit from the Loan.

NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, the undersigned hereby guarantees absolutely and unconditionally to Lender the payment of the Debt and covenants and agrees with Lender as follows:

1. Recitals. The recitals set forth above are incorporated herein by reference.

2. Guaranty Clause. The Guarantor hereby absolutely, irrevocably and unconditionally guaranties to Lender the full, prompt and unconditional payment of the Debt, when and as the same shall become due, whether at the stated maturity date, by acceleration or otherwise, and the full, prompt and unconditional performance of each and every term and condition of every transaction to be kept and performed by Borrower under the Note. This Guaranty is a primary obligation of Guarantor and shall be a continuing inexhaustible guaranty. Lender may require Guarantor to pay and perform any or all of the Guarantor’s liabilities and obligations under this Guaranty and may proceed immediately against Guarantor without being required or obligated to bring any proceeding or take any action against Borrower, any other guarantor or any other person, entity or property prior thereto. The liability of each Guarantor hereunder is joint and several with all other Guarantors and all other guarantors, and is independent of and separate from the liability of Borrower, any other guarantor, person or entity, and is independent of the availability of any collateral security for and/or under any documents granting Lender security for the Loan.

(a) The term “Debt” as used in this Guaranty shall mean the principal sum evidenced by the Note and secured by the Mortgage, together with interest thereon at the rate of interest specified in the Note and all other sums which may or shall become due and payable pursuant to the provisions of the Note, Mortgage, Loan Agreement, or any other agreement, document or certificate executed and/or delivered by Borrower to Lender in connection with the Loan, including any and all modifications, amendments, and ratifications thereto (collectively the “Loan Documents”).

(b) The undersigned agrees that, upon demand, the undersigned will reimburse Lender, to the extent that such reimbursement is not made by Borrower, for all expenses (including reasonable counsel fees) incurred by Lender in connection with the collection of the Debt or any portion thereof, including any expenses incurred in any post-judgment proceedings to collect and enforce such judgment. This provision is separate and several and shall survive the merger of this Guaranty into any judgment on this Guaranty.

(c) All moneys available to Lender for application in payment or reduction of the Debt may be applied by Lender in such manner and in such amounts and at such time or times and in such order and priority as Lender may see fit to the payment or reduction of such portion of the Debt or other obligations of Borrower as Lender may elect.

(d) This Guaranty is an absolute, continuing, unconditional and unlimited guaranty of payment and not merely of collection and Lender shall be entitled to payment from the undersigned without first commencing any action against Borrower or resorting to any security or to any credit on the books of Lender in favor of Borrower. The undersigned acknowledges and agrees that this Guaranty and any or all other guaranties made to Lender in connection with this Loan are joint and several guaranties.

3. Lender’s Rights. The undersigned hereby consents that from time to time, before or after any default by Borrower, with or without further notice to or assent from the undersigned, (i) any security at any time held by or available to Lender for any obligation of Borrower, (ii) any security at any time held by or available to Lender for any obligation of any other person or party secondarily or otherwise liable for all or any portion of the Debt, and/or (iii) any obligation arising under any other guaranty to Lender made in connection with the Loan, may be exchanged, surrendered or released and any obligation of Borrower may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and Lender may fail to set off and may release, in whole or in part, any balance of any credit on its books in favor of Borrower, and may extend further credit in any manner whatsoever to Borrower, and generally deal with Borrower or any such security or obligation and the undersigned shall remain bound under this Guaranty notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing. No invalidity, irregularity or unenforceability of all or any part of the Debt or the impairment or loss of security or obligation therefor, whether caused by any action or inactions of Lender or otherwise, shall affect or impair this Guaranty.

4. Guarantor Waivers. The undersigned hereby waives and agrees not to assert or take advantage of any defense based upon:

(a) Notice of acceptance of this Guaranty and of the making of the Loan by Lender to Borrower;

(b) Presentment and demand for payment of the Debt or any portion thereof;

(c) Protest and notice of dishonor or default to the undersigned with respect to the Debt or any portion thereof;

(d) Notice of intent to accelerate, notice of acceleration and all other notices to which the undersigned might otherwise be entitled;

(e) Any demand for payment under this Guaranty;

(f) The incapacity, lack of authority, death or disability of Borrower or any other person or entity;

(g) The failure of Lender to commence an action against Borrower and/or Guarantor or to proceed against or exhaust any security held by Lender at any time, or to pursue any other remedy whatsoever at any time;

(h) Any duty on the part of Lender to disclose to the undersigned any facts Lender may now or hereafter know regarding Borrower, regardless of whether Lender has reason to believe (i) that any such facts materially increase the risk beyond that which the undersigned intends to assume, or (ii) that such facts are unknown to the undersigned, the undersigned acknowledging that he, she or it is fully responsible for being and keeping informed of the financial condition and affairs of Borrower;

(i) Lack of notice of default, demand of performance or notice of acceleration to Borrower or any other party with respect to the Loan or Borrower’s obligations guaranteed hereby;

(j) The consideration for this Guaranty (or lack or inadequacy thereof);

(k) Any acts or omissions of Lender which vary, increase or decrease the risk on the undersigned;

(l) Any rights or defenses based upon an offset by the undersigned against any obligation now or hereafter owed to the undersigned by Borrower;

(m) Any statute of limitations affecting the liability of the undersigned hereunder, the liability of Borrower or Guarantor under the Loan Documents or the enforcement hereof, to the extent permitted by law;

(n) The application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender and the undersigned or intended or understood by Lender or the undersigned;

(o) An election of remedies by Lender, including any election to proceed against any collateral by judicial or nonjudicial foreclosure, whether real property or personal property, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, and whether or not any such election of remedies destroys or otherwise impairs the subrogation rights of the undersigned or the rights of the undersigned to proceed against Borrower or any guarantor by way of subrogation or for reimbursement or contribution, or all such rights;

(p) Any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspects more burdensome than that of the principal obligor;

(q) Lender’s election, in any proceeding instituted under Title 11 of the United States Code (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute; and

(r) Any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code.

THIS IS AN UNCONDITIONAL AND IRREVOCABLE WAIVER OF ANY RIGHTS AND DEFENSES THE UNDERSIGNED MAY HAVE BECAUSE BORROWER’S DEBT IS SECURED BY INTERESTS IN REAL PROPERTY.

5. Collection and Enforcement.

(a) LENDER MAY COLLECT FROM THE UNDERSIGNED WITHOUT FIRST FORECLOSING ON ANY REAL OR PERSONAL PROPERTY COLLATERAL PLEDGED BY BORROWER; AND

(b) IF LENDER FORECLOSES ON ANY REAL PROPERTY COLLATERAL PLEDGED BY BORROWER:

i. THE AMOUNT OF THE DEBT MAY BE REDUCED ONLY BY THE PRICE FOR WHICH THAT COLLATERAL IS SOLD AT A FORECLOSURE SALE, EVEN IF THE COLLATERAL IS WORTH MORE THAN THE SALE PRICE; AND

ii. LENDER MAY COLLECT FROM THE UNDERSIGNED EVEN IF LENDER, BY FORECLOSING ON THE REAL PROPERTY COLLATERAL, HAS DESTROYED ANY RIGHT THE UNDERSIGNED MAY HAVE TO COLLECT FROM BORROWER.

6. Successors and Assigns. Each reference herein to Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Guaranty.

7. Limitation. Notwithstanding anything herein to the contrary, the obligation of Malcolm J. Wright shall be limited to any deficiency that exists upon liquidation of any real or personal property collateral and exercise of all rights against Borrower, American Leisure Holdings, Inc. and TDS Amenities, Inc., provided, however, that the Borrower and/or Guarantor, their agents, servants and/or employees take no action to hinder, frustrate or delay the Lender in its efforts to enforce any right to collect the outstanding Debt from any of the real or personal property pledged as collateral for the Loan in the event of default by the Borrower, except that the Borrower shall have the right to contest a non-monetary default.

8. No Waiver. No delay on the part of Lender in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the undersigned shall be deemed to be a waiver of the obligation of the undersigned or of the right of Lender to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing nor shall any such waiver be applicable except in the specific instance for which such waiver is given.

9. Representations and Warranties. To further induce Lender to make the Loan to Borrower, the Guarantor makes the following warranties and representations, with the knowledge that Lender will rely on the veracity thereof:

(a) The execution and delivery by the Guarantor of this Guaranty and any other document executed and/or delivered by the Guarantor to Lender in connection therewith (collectively, the “Guaranty Documents”), and the performance of the obligations thereunder, do not and will not: (a) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantor; or (b) result in any breach of or constituteany default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Guarantor is a party or by which the Guarantor or his/her/their/its properties may be bound or affected, and the Guarantor is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

(b) There is no material action, suit, proceeding, inquiry or investigation, at law or in equity, or before any court, governmental instrumentality, public board or arbitrator pending or threatened against or affecting the Guarantor or any of his properties or rights, wherein an unfavorable decision, ruling or finding would (i) to the extent not covered by insurance as to which the insurer has not disclaimed coverage, result in any material adverse change in the financial condition, business, properties or operations of the Guarantor; (ii) materially or adversely effect the Guaranty; or (iii) adversely effect the validly or enforceability of the Guaranty Documents.

(c) The Guarantor is in compliance with all applicable laws.

(d) Borrower is a pre-existing entity actively engaged in the operation of its business and has not been created as a vehicle to obtain the Loan. The proceeds of the Loan will be used by Borrower solely to (a) discharge or release liens upon the real property encumbered by the Mortgage (the “Property”) or for other business purposes directly related to the Property, and (b) pay fees and other amounts related thereto or to the making of the Loan, and the proceeds of the Loan will not be paid over or diverted by Borrower to any member, officer, director or shareholder of Borrower, the Guarantor, any other guarantors of the Loan or any other person.

(e) On the date hereof, (i) the assets of the Guarantor exceed his liabilities, and (b) the Guarantor is paying his debts as they become due.

10. No Subrogation. Notwithstanding any payments made by the undersigned pursuant to the provision of this Guaranty, the undersigned shall have no right of subrogation in and to the Note, or any other security held by or available to Lender for the Debt or the payment thereof until the Debt has been paid in full to Lender.

11. Limitation of Remedies. The Guarantor is hereby prohibited from exercising against Lender or Agent any right or remedy which it might otherwise be entitled to exercise against any one or more (but less than all) of the individual parties constituting Lender, including, without limitation, any right of set-off or any defense.

12. Miscellaneous.

(a) Governing Law. This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New Jersey and shall be in all respects governed, construed, applied and enforced in accordance with the lawsof said state without regard to conflicts of laws considerations; and this Guaranty shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted; and no defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of New Jersey. The undersigned agrees to submit to personal jurisdiction in the State of New Jersey in any action or proceeding arising out of this Guaranty and, in furtherance of such agreement, the undersigned hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the undersigned in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New Jersey and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the undersigned by registered mail to or by personal service at the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court.

(b) Waivers. The Guarantor hereby waives any claim, right or remedy which the Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by the Guarantor hereunder, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. The foregoing waiver by the Guarantor shall terminate and be of no further force or effect at such time as the entire Debt has been fully and indefeasibly paid to and received by Lender.

(c) Severability. A determination that any portion of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Guaranty to any circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other circumstances.

(d) Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by telecopier (with answer back acknowledged), addressed as follows (or at such other address and a person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Lender:	Kennedy Funding, Inc.
Two University Plaza, Suite 402
Hackensack, New Jersey 07601
Attention: Jeffrey Wolfer
Facsimile No. (201) 342-8373

With a copy to:	Cole, Schotz, Meisel, Forman & Leonard P.A.
25 Main Street
Hackensack, New Jersey 07602-0800
Attention: Michael R. Leighton, Esq.
Facsimile No.: (201) 489-1536

If to Guarantor:	American Leisure Holdings, Inc.
2460 Sand Lake Road Orlando, Florida 32809
Malcolm Wright
xxxx xxxx xxxxx xxxxxxx xxxx xxxxx xxxxxx, xxxxxxx xxxxx
TDS Amenities, Inc.
2460 Sand Lake Road
Orlando, Florida 32809
With a copy to:	Jason G. Williams, Esq.
American Leisure Holdings, Inc.
2460 Sand Lake Road
Orlando, Florida 32809
Facsimile No.: (407) 251-8455

With a copy to:	Philip L. Logas, Esq.
Philip L. Logas, P.A.
55 E. Pine Street
Orlando, Florida 32801
Facsimile No.: (407) 849-1570

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a business day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a business day.

(e) Jury Trial Waiver. THE UNDERSIGNED AGREES THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY THE UNDERSIGNED OR LENDER ON OR WITH RESPECT TOTHIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDER AND THE UNDERSIGNED EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, THE UNDERSIGNED WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS PARAGRAPH WERE NOT A PART OF THIS GUARANTY.

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IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first above set forth.

WITNESS: /s/ Jason Williams Name: Jason Williams	GUARANTOR: /s/ Malcolm J. Wright MALCOLM J. WRIGHT Residence Address: xxxx xxxx xxxxx xxxxxxx xxxx xxxxx xxxxxx, xxxxxxx xxxxx Social Security Number: xxx-xx-xxxx
WITNESS: /s/ Jason Williams Name: Jason Williams	GUARANTOR: AMERICAN LEISURE HOLDINGS, INC. a Nevada corporation By: /s/ Malcolm J. Wright Name: Malcolm J. Wright Title: Chief Executive Officer
WITNESS: /s/ Jason Williams Name: Jason Williams	GUARANTOR: TDS AMENITIES, INC. a Florida corporation By: /s/ Malcolm J. Wright Name: Malcolm J. Wright Title: Chief Executive Officer

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

I certify that on June 20th, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a)  made the attached instrument; and

(b)  was authorized to and did execute this instrument on behalf of and as Chief Executive Officer of AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its bylaws and its board of directors.

/s/ J.K. Hudson NOTARY PUBLIC #DD459074

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

On the 20th day of June, 2007, before me personally came Malcolm J. Wright, who being by me duly sworn, did depose and say that he signed, sealed and delivered this instrument as his voluntary act and deed.

/s/ J.K. Hudson NOTARY PUBLIC #DD459074

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

I certify that on June 20th, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a) made the attached instrument; and

(b) was authorized to and did execute this instrument on behalf of and as Chief Executive Officer of TDS AMENITIES, INC., a Florida corporation (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its bylaws and its board of directors.

/s/ J.K. Hudson NOTARY PUBLIC #DD459074